Dear Shareholder:
     The greatest speculative bubble in American financial history deflated a little more last quarter. Technology stocks, which have become a financial religion, showed small signs of heresy in the face of profit disappointments. By contrast, the stocks of good but less theologically favored companies advanced:
	3rd Qtr.	Year-to-Date
Nasdaq Composite	-7.4%	-9.7%
Dow Jones Industrial Average	2.4%	-6.3%
S&P 500	-1.0%	-1.4%
Morningstar Large Value Funds Index	4.1%	2.8%
Your Portfolio	16.2%	18.9%

Do the Right Thing
     Doing the right thing is harder than knowing the right thing to do. In this era of "irrational exuberance," the obviously right thing to do to preserve capital is to avoid the exuberantly valued stocks, notably many technology issues still selling at prices which are remarkable by any standard except that of the last two years.
     Actually doing that is more difficult than it seems. Avoiding those stocks last year meant missing large speculative gains. The psychological pain of feeling left behind in such a euphoric market should not be underestimated. Neither should the impact of client criticism (e.g. "Why don't you spice up your portfolio with some exciting tech stocks?"). With no small amount of frustration on our part, we have remained rational and patient (or, less charitably, stubborn and clueless) value investors. Our ability to remain rational and patient is aided significantly by the patience and understanding of our clients. We would like to thank you again for your support last year when we appeared totally benighted because we would not pay astounding prices for stocks we (and most other investors) simply could not understand.
     eToys is a good example. Last year it soared from an IPO price of $20 to $86. It has one of the more appealing business models in the business-to-consumer arena. It also has modest sales, large losses, and a share price which recently sank to $5. Can they grow the business into profitability? Is it cheap after such a dramatic decline? No one really knows. We do know the company is burning cash, a precious asset which will be gone in about a year at the current rate. We also know the stock still sells at a significant premium to its rapidly evaporating book value, so there is no asset protection. We are willing to buy out-of-favor stocks which are both understandable and clearly cheap. Currently eToys is neither.

"It Will Fluctuate"
is the response Bernard Baruch gave when asked what the stock market will do. That reply, while probably unsatisfying to the listener at the time, is unusually relevant today. The modest change in the year-to-date stock market indices masks unusually large fluctuations in individual stocks. In many cases the volatility comes from momentum investors who rush from one hot stock to another. Since underlying business values rarely change as rapidly as the prices investors attach to them, this volatility creates a natural opportunity for a value investor such as ourselves to be on the other side of the trade with a momentum investor. Some recent examples include:

We purchased Allstate and Nike at significant discounts to their intrinsic values earlier this year, then sold them a few months later as their stocks appreciated to our estimates of fair value.

We bought more Freddie Mac earlier this year when investors pushed its share price down. Recently we reduced our large holdings in Fannie Mae and Freddie Mac in response to a moderate rise in their political risk combined with a generous increase in their share prices. We still believe they are good businesses worth holding, but in smaller amounts to reflect the change in their risk/reward profiles.

Philip Morris, the most controversial stock in your portfolio, now is a smaller position as a consequence of a 50% increase in price off its recent lows. In this as in other stocks, we adjust the size of the position to reflect the changing cheapness of the stock.

We added some new positions to your portfolio. Retailing stocks are out of favor, which gave us the opportunity to buy Target. McDonald's is an old friend we purchased again on recent price weakness.

This surge in trading does not mean we have become converts to the ethos of day trading. Our preference is to buy and hold for an extended period, but the locus of value opportunities is more important than our preference. While our professional mission is to enrich our clients rather than our brokers, we will continue to trade more actively than usual so long as large fluctuations in stock prices pay us well to do so.

Boredom Revisited
In the realm of boredom, as in other aspects of life, it is better to give than to receive. Real estate investment trusts (REITs) are an exception. If last year's pinnacle of excitement was a small technology stock without earnings, then the depth of dullness was a REIT with an understandable business, great balance sheet, generous yield, and a price well below the private market value of its properties. Since we made them the major new position in your portfolio last year, REITs have demonstrated improving fundamentals and declining yields (for the high-grade reason that their stock prices are up). They are still boring, but that is the kind of boredom we can live with very well.

Sincerely,

/s/
James Gipson
Chairman & President
October 2, 2000

The Fund's compounded annual total return for the one, three, five, seven and ten year periods ending September 30, 2000 and for the period since inception (February 29, 1984) was 17.3%, 13.6%, 18.2%, 18.2%, 19.3% and 16.8%, respectively. These returns assume redemption at the end of each period. Past performance is no guarantee of future results. For comparison purposes, the Nasdaq Composite Index, which is market-value weighted, measures all Nasdaq domestic and non-U.S. based common stocks listed on the Nasdaq Stock Market. The S&P 500 and DJIA indicies are unmanaged indicies of 500 and 30 companies, respectively, that are widely recognized as representative of the equity market in general. The Morningstar Large Value Funds Index is an index of 706 managed large value mutual funds monitored by Morningstar.

(UNAUDITED)

Investment Portfolio
September 30, 2000

Market
Shares	Cost	Value

COMMON STOCKS (72.5%)
AEROSPACE & DEFENSE (4.6%)
Lockheed Martin Corporation	802,400	$16,027,913	$26,447,104
Litton Industries, Inc.*	387,800	13,097,705	17,329,813
		29,125,618	43,776,917

COMPUTER SERVICES (1.9%)
Electronic Data Systems Corporation	426,800	16,876,914	17,712,200

FOOD & TOBACCO (14.4%)
Philip Morris Companies Inc.	1,991,700	64,584,012	58,630,669
Sara Lee Corporation	1,321,000	22,055,729	26,832,813
UST Inc.	1,072,200	29,529,265	24,526,575
McDonald's Corporation	700,900	20,546,035	21,158,419
Other	591,100	5,537,918	5,911,000
		142,252,959	137,059,476

HEALTH CARE (5.5%)
Tenet Healthcare Corporation*	957,800	15,993,360	34,839,975
HCA - The Healthcare Company	235,600	4,015,692	8,746,650
Hillenbrand Industries, Inc.	195,000	5,294,014	8,726,250
		25,303,066	52,312,875

INSURANCE (1.7%)
Old Republic International Corporation	656,040	7,910,125	15,785,963

MORTGAGE FINANCE (17.8%)
Freddie Mac	1,845,300	67,303,292	99,761,531
Fannie Mae	671,400	41,710,835	48,005,100
Golden West Financial Corporation	385,500	11,115,083	20,672,438
		120,129,210	168,439,069

REAL ESTATE INVESTMENTS (11.4%)
Equity Residential Properties Trust	657,300	27,204,414	31,550,400
Equity Office Properties Trust	762,400	18,727,495	23,682,050
Archstone Communities Trust	727,100	15,020,261	17,859,393
Mack-Cali Realty Corporation	459,600	11,629,737	12,954,975
Apartment Investment & Management Co.	210,600	7,891,206	9,700,763
Security Capital Group Inc./Class B*	380,800	5,553,647	7,211,400
General Growth Properties, Inc.	151,300	4,619,051	4,869,969
		90,645,811	107,828,950

SPECIAL SITUATIONS (15.2%)
R. R. Donnelley & Sons Company	1,078,600	$ 23,838,613	$ 26,493,113
Manpower Inc.	690,000	16,988,537	22,036,875
De Beers Consolidated Mines, LTD	663,200	9,429,476	18,362,350
The Stanley Works	638,800	16,797,029	14,732,325
Target Corporation	533,700	13,380,725	13,676,063
Sigma-Aldrich Corporation	254,000	6,853,866	8,382,000
H&R Block, Inc.	219,700	7,041,780	8,142,631
Airgas, Inc.*	916,700	11,683,434	6,245,019
Armstrong Holdings, Inc.	380,200	8,578,638	4,538,638
Great Lakes Chemical Corporation	74,900	2,881,226	2,195,506
Other**	1,456,100	18,440,234	20,317,953
		135,913,558	145,122,473
TOTAL COMMON STOCKS		568,157,261	688,037,923

BONDS (13.0%)
SHORT TERM NOTES (13.0%)
Federal Home Loan Bank Agency Notes
5.500%, due 8/13/01	109,345,000	109,020,628	108,388,231
Federal Home Loan Bank Agency Notes
5.865%, due 6/29/01	15,180,000	15,177,797	15,096,965
		124,198,425	123,485,196

TOTAL INVESTMENT SECURITIES (85.5%)	692,355,686	811,523,119

SHORT TERM INVESTMENTS (13.4%)
REPURCHASE AGREEMENTS (13.4%)
State Street Bank and Trust Co., 4.75%,
due 10/02/00, collateralized by U.S. Treasury Obligations,
due 03/31/01, 04/30/01 and 08/31/01 valued at $129,324,943,
expected proceeds, including interest, of $129,375,124	126,774,000	126,774,000

TOTAL INVESTMENT PORTFOLIO (98.9%)	$ 819,129,686	938,297,119
	==========
Cash and Receivables less Liabilities (1.1%)		10,476,173
NET ASSETS (100.0%)		$ 948,773,292
	==========

*Non-income producing securities.
**Includes income & non-income producing securities.

CLIPPER FUNDSM
9601 Wilshire Boulevard, Suite 800
Beverly Hills, California 90210
Telephone (800) 776-5033                                                                      CLIPPER FUNDSM
Shareholder Services
& Audio Response (800) 432-2504
Internet:      www.clipperfund.com

INVESTMENT ADVISER
Pacific Financial Research, Inc.                                                    [CLIPPER FUNDSM LOGO GOES HERE]

DIRECTORS
James H. Gipson
F. Otis Booth, Jr.
Norman B. Williamson
Professor Lawrence P. McNamee

TRANSFER & DIVIDEND PAYING AGENT
National Financial Data Services
Post Office Box 219152                                                                             QUARTERLY REPORT
Kansas City, Missouri 64121-9152
(800) 432-2504                                                                                       EPTEMBER 30, 2000

Overnight Address:
330 W. 9th Street, 4th Fl.
Kansas City, MO 64105

CUSTODIAN
State Street Bank and Trust Company

COUNSEL
Paul, Hastings, Janofsky & Walker LLP

INDEPENDENT AUDITORS
Ernst & Young LLP

This report is not authorized for distribution to prospective investors unless accompanied by a current prospectus.